                                                            EXHIBIT 99



FOR IMMEDIATE RELEASE              For further information:
                                   Barry Bilson
                                   - or -
                                   Timothy C. Scheve
                                   410-539-0000



            LEGG MASON REVISES FISCAL 1999 EARNINGS
AND STOCKHOLDERS' EQUITY, WHICH REMAIN AT RECORD LEVELS

     Baltimore, MD - June 3, 1999 - Legg Mason, Inc. (NYSE: LM) announced today that, as a result of a change in rules relating to the accounting treatment of the Company's deferred compensation stock plan (the "Plan"), it is revising its earnings and stock-holders' equity for the quarter and fiscal year ended March 31, 1999 and is restating its earnings and stockholders' equity for the quarters ended September 30 and December 31, 1998. For the fiscal year ended March 31, 1999, the changes reduce net earnings from $95,545,000 to $89,334,000; diluted earnings by $0.07 per share, from $1.62 to
$1.55 per share; and stockholders' equity from $590 million to $554 million. All remain the highest in the Company's history.

     The changes have been made to conform to an FASB Emerging Issues Task Force pronouncement (No. 97-14) which became effective on September 30, 1998 and which requires that increases or decreases in the value of the Company's stock held by a trust established in connection with the Plan be treated as non-cash decreases or increases in the Company's earnings. It also requires that the deferred compensation obligation be recorded on the Company's balance sheet as a liability and that stockholders' equity be reduced by the net amount of the liability. The pronouncement applies to the Plan even though the Company has fully funded its obligations under the Plan and related compensation arrangements. While the changes reduce reported earnings, they represent a non-cash item with no effect on operating cash flow.

     The Company has amended the Plan so that after the fiscal first quarter which ends on June 30, 1999, changes in the value of the stock held by the Plan trust will no longer affect the Company's earnings and stockholders' equity will be substantially restored.

     During the first two months of the current fiscal year, the Company has continued its record of growth in assets under management and has recorded strong revenues in its securities brokerage business.

     A summary of original and revised financial information is attached.

     Legg Mason, Inc., headquartered in Baltimore, is a holding company that provides investment advisory, securities brokerage, investment banking and related financial services through its wholly owned subsidiaries.

                               Legg Mason, Inc.
                            Statements of Earnings
                         Quarter Ended March 31, 1999
                     (in 000's, except per share amounts)



                                    Quarters ended
                         As                                          % Change
                      Reported   EITF 97-14   Restated  Prior Year  From Prior
                       Mar. 99   Adjustment    Mar. 99    Mar. 98      Year
    Revenues
     Investment advisory
      and related fees $111,106          $-  $111,106   $85,002       30.7
     Commissions         78,007           -    78,007    64,958       20.1
     Principal
      transactions       26,482           -    26,482    23,869       10.9
     Investment banking  18,878           -    18,878    23,672      (20.3)
     Interest            40,905           -    40,905    36,115       13.3
     Other               13,768           -    13,768    12,729        8.2
                        289,146           -   289,146   246,345       17.4
    Expenses
     Compensation and
      benefits          162,578           -   162,578   136,465       19.1
     Occupancy and
      equipment rental   16,951           -    16,951    16,058        5.6
     Communications      12,502           -    12,502    12,192        2.5
     Floor brokerage and
      clearing fees       1,763           -     1,763     1,433       23.0
     Interest            23,981           -    23,981    21,753       10.2
     Non-cash deferred
      compensation
      adjustment              -       3,110     3,110         -        N/M
     Other               28,302           -    28,302    19,281       46.8
                        246,077       3,110   249,187   207,182       20.3

    Earnings before
     income taxes        43,069      (3,110)   39,959    39,163        2.0

     Income taxes        16,412      (1,244)   15,168    15,642       (3.0)

    Net earnings        $26,657     $(1,866)  $24,791   $23,521        5.4

    Earnings per share
     Basic                $0.47      $(0.02)    $0.45     $0.43        4.7
     Diluted              $0.45      $(0.02)    $0.43     $0.40        7.5

    Shares outstanding
     Basic               56,189      (1,392)   54,797    54,926       (0.2)
     Diluted             59,355      (1,392)   57,963    58,728       (1.3)

    Book Value per Share $10.47       (0.39)   $10.08     $9.08       11.0



                               Legg Mason, Inc.
                            Statements of Earnings
                       Fiscal Year Ended March 31, 1999
                     (in 000's, except per share amounts)



                                   Fiscal year ended
                         As                                          % Change
                      Reported   EITF 97-14   Restated  Prior Year  From Prior
                       Mar. 99   Adjustment    Mar. 99    Mar. 98      Year

    Revenues
     Investment advisory
      and related fees $390,216          $-  $390,216  $ 295,645      32.0
     Commissions        279,136           -   279,136    241,284      15.7
     Principal
      transactions       94,105           -    94,105     86,748       8.5
     Investment banking  76,118           -    76,118     97,138     (21.6)
     Interest           160,292           -   160,292    127,268      25.9
     Other               46,139           -    46,139     40,977      12.6
                      1,046,006           - 1,046,006    889,060      17.7
    Expenses
     Compensation and
      benefits          584,830           -   584,830    511,413      14.4
     Occupancy and
      equipment rental   64,289           -    64,289     56,740      13.3
     Communications      47,963           -    47,963     42,726      12.3
     Floor brokerage and
      clearing fees       6,677           -     6,677      5,464      22.2
     Interest            94,910           -    94,910     73,706      28.8
     Non-cash deferred
      compensation
      adjustment              -      10,352    10,352          -       N/M
     Other               88,210           -    88,210     70,632      24.9
                        886,879      10,352   897,231    760,681      18.0

    Earnings before
     income taxes       159,127     (10,352)  148,775    128,379      15.9

    Income taxes         63,582      (4,141)   59,441     52,258      13.7

    Net earnings        $95,545     $(6,211)  $89,334    $76,121      17.4

    Earnings per share
     Basic                $1.72     $(0.08)     $1.64      $1.40      17.1
     Diluted              $1.62     $(0.07)     $1.55      $1.31      18.3

    Shares outstanding
     Basic               55,664      (1,327)   54,337     54,431      (0.2)
     Diluted             58,984      (1,327)   57,657     58,007      (0.6)

    Book Value per Share $10.47       (0.39)   $10.08      $9.08      11.0



                               Legg Mason, Inc.
                Consolidated Statements of Financial Condition
                   (in thousands, except per share amounts)




                                                     MARCH 31, 1999
                                             AS DISCUSSED          RESTATED

    ASSETS
    Cash and cash equivalents                  $207,562           $208,142
    Cash and securities segregated
     for regulatory purposes                  1,374,255          1,374,255
    Resale agreements                           141,016            141,016
    Receivable from customers                   921,267            921,267
    Securities borrowed                         308,719            308,719
    Securities inventory, at market value       143,998            143,998
    Investment securities, at market value       17,230             17,230
    Equipment and leasehold improvements, net    55,807             55,807
    Intangible assets, net                       56,127             56,127
    Other                                       234,876            247,126
                                             $3,460,857         $3,473,687


    LIABILITIES
    Payable to customers                     $2,170,588         $2,170,588
    Payable to brokers and dealers               10,430             10,430
    Securities loaned                           311,818            311,818
    Short-term borrowings                        49,262             49,262
    Securities sold, but not yet
     purchased, at market value                  11,822             11,822
    Accrued compensation                        115,480            115,480
    Deferred compensation trust                       -             48,986
    Other                                       101,448            101,448
    Senior notes                                 99,676             99,676
                                             $2,870,524         $2,919,510

    STOCKHOLDERS' EQUITY
    Common stock                                  5,638              5,638
    Additional paid-in capital                  215,387            215,387
    Deferred compensation &
     employee note receivable                    (5,362)            (5,362)
    Employee stock trust                              -            (18,475)
    Appreciation of employee stock trust, net         -            (11,470)
    Retained earnings                           374,843            368,632
    Accumulated other
     comprehensive income, net                     (173)              (173)
                                               $590,333           $554,177

    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                    $3,460,857         $3,473,687

    Book Value per Share                         $10.47             $10.08


                               Legg Mason, Inc.
                            Statements of Earnings
                       Quarter Ended December 31, 1998
                     (in 000's, except per share amounts)




                                    Quarters ended
                       As                                            % Change
                    Reported     EITF 97-14  Restated   Prior Year  From Prior
                    Dec. 98      Adjustment  Dec. 98     Dec. 97       Year
    Revenues
     Investment
      advisory and
      related fees  $95,389           $-     $95,389      $76,704     24.4
     Commissions     70,212            -      70,212       60,847     15.4
     Principal
      transactions   23,169            -      23,169       19,989     15.9
     Investment
      banking        20,061            -      20,061       33,313    (39.8)
     Interest        39,243            -      39,243       33,776     16.2
     Other           12,440            -      12,440       10,583     17.5
                    260,514            -     260,514      235,212     10.8

    Expenses
     Compensation
      and benefits  146,967            -     146,967      142,231      3.3
     Occupancy and
      equipment
      rental         16,498            -      16,498       14,401     14.6
     Communications  10,868            -      10,868       10,369      4.8
     Floor
      brokerage and
      clearing fees   1,652            -       1,652        1,346     22.7
     Interest        23,324            -      23,324       19,348     20.5
     Non-cash
      deferred
      compensation
      adjustment          -        7,482       7,482            -      N/M
     Other           22,759            -      22,759       18,907     20.4
                    222,068        7,482     229,550      206,602     11.1

    Earnings before
     income taxes    38,446       (7,482)     30,964       28,610      8.2

     Income taxes    15,622       (2,993)     12,629       11,574      9.1

    Net earnings    $22,824      $(4,489)    $18,335      $17,036      7.6

    Earnings per share
     Basic            $0.41       $(0.07)      $0.34        $0.31      9.7
     Diluted          $0.39       $(0.07)      $0.32        $0.29     10.3

    Shares outstanding
     Basic           55,841       (1,364)     54,477       54,596     (0.2)
     Diluted         58,863       (1,364)     57,499       58,402     (1.5)

    Book Value
     per Share       $10.07        (0.34)      $9.73        $8.72     11.6



                               Legg Mason, Inc.
                Consolidated Statements of Financial Condition
                   (in thousands, except per share amounts)




                                                    DECEMBER 31, 1998
                                             AS REPORTED          RESTATED

    ASSETS
    Cash and cash equivalents                  $263,564           $264,017
    Cash and securities segregated
     for regulatory purposes                  1,259,438          1,259,438
    Resale agreements                           230,884            230,884
    Receivable from customers                   858,314            858,314
    Securities borrowed                         169,106            169,106
    Securities inventory, at market value       126,904            126,904
    Investment securities, at market value       27,590             27,590
    Equipment and leasehold improvements, net    54,201             54,201
    Intangible assets, net                       57,508             57,508
    Other                                       173,192            184,230
                                             $3,220,701         $3,232,192


    LIABILITIES
    Payable to customers                     $2,111,772         $2,111,772
    Payable to brokers and dealers                8,022              8,022
    Securities loaned                           172,070            172,070
    Short-term borrowings                        55,581             55,581
    Securities sold, but not yet
     purchased, at market value                   6,646              6,646
    Accrued compensation                        107,808            107,808
    Deferred compensation trust                       -             44,341
    Other                                        93,264             93,264
    Senior notes                                 99,664             99,664
                                             $2,654,827         $2,699,168

    STOCKHOLDERS' EQUITY
    Common stock                                  5,617              5,617
    Additional paid-in capital                  213,900            213,900
    Employee stock transactions                  (5,631)            (5,631)
    Employee stock trust                              -            (16,773)
    Appreciation of employee stock trust, net         -            (11,732)
    Retained earnings                           351,875            347,530
    Accumulated other
     comprehensive income, net                      113                113
                                               $565,874           $533,024

    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                    $3,220,701         $3,232,192

    Book Value per Share                         $10.07              $9.73


                               Legg Mason, Inc.
                            Statements of Earnings
                       Quarter Ended September 30, 1998
                     (in 000's, except per share amounts)




                                    Quarters ended
                         As                                          % Change
                      Reported   EITF 97-14   Restated  Prior Year  From Prior
                      Sept. 98   Adjustment   Sept. 98   Sept. 97      Year

    Revenues
     Investment advisory
      and related fees  $93,318          $-   $93,318  $ 71,222       31.0
     Commissions         65,956           -    65,956    63,870        3.3
     Principal
      transactions       22,044           -    22,044    20,840        5.8
     Investment banking  16,244           -    16,244    25,232      (35.6)
     Interest            39,959           -    39,959    30,546       30.8
     Other               10,082           -    10,082     9,213        9.4
                        247,603           -   247,603   220,923       12.1
    Expenses
     Compensation and
      benefits          138,136           -   138,136   126,655        9.1
     Occupancy and
      equipment rental   15,004           -    15,004    14,204        5.6
     Communications      12,589           -    12,589    10,682       17.9
     Floor brokerage and
      clearing fees       1,758           -     1,758     1,500       17.2
     Interest            23,377           -    23,377    17,929       30.4
     Non-cash deferred
      compensation
      adjustment              -        (240)     (240)        -        N/M
     Other               20,066           -    20,066    17,089       17.4
                        210,930        (240)  210,690   188,059       12.0

    Earnings before
     income taxes        36,673         240    36,913    32,864       12.3

     Income taxes        14,973          96    15,069    13,559       11.1

    Net earnings        $21,700        $144   $21,844   $19,305       13.2

    Earnings per share
     Basic                $0.39          $-     $0.39     $0.36        8.3
     Diluted              $0.37          $-     $0.37     $0.33       12.1

    Shares outstanding
     Basic               55,497         (59)   55,438    54,238        2.2
     Diluted             58,861           -    58,861    57,901        1.7

    Book Value per Share  $9.76      (0.25)     $9.51     $8.46       12.4


                               Legg Mason, Inc.
                Consolidated Statements of Financial Condition
                   (in thousands, except per share amounts)



                                                    SEPTEMBER 30, 1998
                                             AS REPORTED          RESTATED


    ASSETS
    Cash and cash equivalents                  $238,628           $238,991
    Cash and securities segregated
     for regulatory purposes                    949,620            949,620
    Resale agreements                           217,487            217,487
    Receivable from customers                   855,906            855,906
    Securities borrowed                         274,164            274,164
    Securities inventory, at market value       102,405            102,405
    Investment securities, at market value       30,228             30,228
    Equipment and leasehold improvements, net    53,482             53,482
    Intangible assets, net                       58,822             58,822
    Other                                       152,326            160,369
                                             $2,933,068         $2,941,474


    LIABILITIES
    Payable to customers                     $1,731,642         $1,731,642
    Payable to brokers and dealers                8,152              8,152
    Securities loaned                           289,449            289,449
    Short-term borrowings                        90,322             90,322
    Securities sold, but not yet
     purchased, at market value                   8,415              8,415
    Accrued compensation                         82,944             82,944
    Deferred compensation trust                       -             35,107
    Other                                        78,981             78,981
    Senior notes                                 99,652             99,652
                                             $2,389,557         $2,424,664

    STOCKHOLDERS' EQUITY
    Common stock                                  5,566              5,566
    Additional paid-in capital                  205,389            205,389
    Employee stock trust                              -            (15,113)
    Appreciation of employee stock trust, net         -            (11,732)
    Retained earnings                           332,668            332,812
    Accumulated other
     comprehensive income, net                     (112)              (112)
                                               $543,511           $516,810

    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                    $2,933,068         $2,941,474

    Book Value per Share                          $9.76              $9.51
